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Exhibit 10.3

AMENDMENT NO. 2 TO
INVESTMENT AGREEMENT

        This AMENDMENT NO. 2 (this "Amendment") to that certain Investment Agreement, dated as of May 6, 2009 and amended as of August 11, 2009 (the "Investment Agreement"), by and among Guaranty Bancorp (the "Company"), Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Relational Investors Mid-Cap Fund I, L.P., Relational Investors Mid-Cap Fund II, L.P., Castle Creek Capital Partners III, L.P., the other investors named on the signature pages hereto and the other investors that may become party thereto from time to time subsequent to the date hereof (collectively, the "Investors"), is dated as of February 11, 2010, by and among the Company and the Investors. Capitalized terms used but otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Investment Agreement.

        WHEREAS, the Company and the Investors entered into the Investment Agreement pursuant to which they were granted registration rights pursuant to Section 10 thereof with respect to the Convertible Preferred Stock and the Conversion Securities into which the Convertible Preferred Stock could be converted; and

        WHEREAS, the Company and the Investors desire to amend certain provisions of the Investment Agreement in connection with the Company's compliance with its registration obligations under Section 10 of the Investment Agreement.

        NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

        Section 1.    Amendments.

        (a)   A new definition is hereby added to Section 1 of the Investment Agreement as follows:

          "'Non-Voting Common Stock' has the meaning set forth in the Certificate of Designations."

        (b)   The definition of "Registrable Securities" in Section 1 of the Investment Agreement is hereby amended and restated in its entirety to read as follows:

          "'Registrable Securities' means all shares of Common Stock (but excluding Non-Voting Common Stock) issued or issuable with respect to the Convertible Preferred Stock and all shares of Common Stock (but excluding Non-Voting Common Stock) issued or issuable directly or indirectly with respect to the Conversion Securities by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (i) a registration statement with respect to the sale by the holder thereof is declared effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) they have been acquired by the Company, (iii) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, or (iv) they are able to be sold in their entirety by the Investor or transferee holding such securities pursuant to Rule 144 under the Securities Act within any single three-month period."

        (c)   Section 10(a)(i) of the Investment Agreement is hereby amended and restated in its entirety to read as follows:

          "(i) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that by the earlier of (x) the fifth Business Day following the date that the Company files with the Commission its Annual Report on Form 10-K for the year ended December 31, 2009 or (y) March 31, 2010, the Company shall have prepared and filed with the Commission a Shelf Registration Statement covering all Registrable Securities, and, to the extent the Shelf Registration

  Statement has not theretofore been declared effective, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective not later than the date that is one year after the initial Closing Date and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the Commission, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement."

        (d)   Section 10(c)(xii) of the Investment Agreement is hereby amended and restated in its entirety to read as follows:

          "(xii) Cause all such Registrable Securities to be listed on the NASDAQ Stock Market or such other securities exchange on which similar securities issued by the Company are then listed."

        Section 2.    Miscellaneous.

        (a)   Each party hereto hereby acknowledges and confirms that all references in the Investment Agreement to "this Agreement" shall be deemed to include the Investment Agreement as amended by this Amendment.

        (b)   Except as expressly provided herein, the Investment Agreement shall remain in full force and effect in accordance with the terms thereof.

        (c)   For the convenience of the parties hereto, this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Amendment may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

        (d)   This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Colorado, without giving effect to conflicts of law principles or other principles that would require the application of any other law.

[Remainder of this page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

GUARANTY BANCORP
By:	/s/ PAUL W. TAYLOR
Name:	Paul W. Taylor
Title:	Executive Vice President, Chief Financial and Operating Officer and Secretary
PATRIOT FINANCIAL PARTNERS, L.P.
By:	/s/ W. KIRK WYCOFF
Name:	W. Kirk Wycoff
Title:	Managing Partner
PATRIOT FINANCIAL PARTNERS PARALLEL, L.P.
By:	/s/ W. KIRK WYCOFF
Name:	W. Kirk Wycoff
Title:	Managing Partner
CASTLE CREEK CAPITAL PARTNERS III, L.P.
By:	/s/ JOHN M. EGGEMEYER
Name:	John M. Eggemeyer
Title:	Managing Member
RELATIONAL INVESTORS MID-CAP FUND I, L.P.
By:	/s/ DAVID H. BATCHELDER
Name:	David H. Batchelder
Title:	Principal
RELATIONAL INVESTORS MID-CAP FUND II, L.P.
By:	/s/ DAVID H. BATCHELDER
Name:	David H. Batchelder
Title:	Principal

CONTEXT BH EQUITY FUND II, L.P.
By:	CCP BH II, L.P., its General Partner
By:	BH CCPBH GP, LLC, its General Partner
By:	BH Equity Research, LLC, its Managing Member
By:	/s/ ROBERT HENDERSHOTT
Name:	Robert Hendershott
Title:	CEO
NR INVESTMENTS LIMITED By its corporate director Artemis Corporate Services Limited
By:	/s/ DAVID LARKIN
Name:	David Larkin
Title:	Director
RDV CAPITAL MANAGEMENT LP
By:	RDV Corporation, its General Partner
By:	/s/ JERRY L. TUBERGEN
Name:	Jerry L. Tubergen
Title:	President
HERITAGE CAPITAL MANAGEMENT LP
By:	Buttonwood Capital, Inc., its General Partner
By:	/s/ JERRY L. TUBERGEN
Name:	Jerry L. Tubergen
Title:	President
RDV CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT TRUST (FBO Robert H. Schierbeek)
By:	/s/ JERRY L. TUBERGEN
Name:	Jerry L. Tubergen
Title:	Duly Authorized Agent

RANDALL DAMSTRA AND JULIE K. DUISTERHOF, AS JOINTS TEENANTS WITH RIGHT OF SURVIVORSHIP
/s/ RANDALL DAMSTRA Randall Damstra
/s/ JULIE K. DUISTERHOF Julie K. Duisterhof
LISA A. RUH TRUST
By:	/s/ LISA A. RUH
Name:	Lisa A. Ruh
Title:	Trustee
/s/ THEODORE JANUS Theodore Janus
/s/ BRYAN BRADFORD Bryan Bradford
/s/ BILL BLOCK Bill Block
/s/ YVES BEHAR Yves Behar
/s/ KEITH BELLING Keith Belling

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AMENDMENT NO. 2 TO INVESTMENT AGREEMENT